Exhibit 10.15

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406.

DUPLICATE ORIGINAL

AMENDMENT TO

SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment to Supply and Distribution Agreement (“Amendment”) dated the 13th day of March, 2012, but effective as of May 20, 2011, by and between Mylan Pharmaceuticals Inc., a West Virginia corporation located at 781 Chestnut Ridge Road, Morgantown, West Virginia 26505, USA (“Mylan”) and Insys Therapeutics, Inc., a Delaware corporation located at 10220 South 51st Street, Suite 2, Phoenix, AZ 85044 (“Insys”).

WHEREAS, Mylan and Insys are the Parties to a certain Supply and Distribution Agreement dated May 20, 2011 (the “Agreement”), and

WHEREAS, the Parties desire to amend certain terms of the Agreement by way of this Amendment.

NOW, THEREFORE, in consideration of the promises made herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Agreement.

2. The title of Section 7.4, “Mylan Deductions”, is hereby deleted and removed, and the following new title, “Mylan Revenue”, is hereby inserted in its place.

3. Section 7.5 entitled “Insys Revenue” in the Agreement is hereby deleted and removed, and the following new Section 7.5 is hereby inserted in its place:

“7.5 Insys Revenue. Insys Revenue is defined as […***…]. Insys Revenue will be determined on a calendar quarterly basis and shall be paid by Mylan to Insys within thirty (30) calendar days of the end of the subject calendar month. […***…]. Each Party shall have the right to terminate this Agreement, upon written notice of no less than ten (10) calendar days to the other Party, if […***…].

Mylan will make payment of the Insys Revenue to Insys via a wire to an institution designated by Insys. At the end of each calendar quarter, the Parties will determine if

781 Chestnut Ridge Road • Morgantown, WV 26505 • (800) RX-MYLAN • Fax: (304) 598-3232            1

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there were any rebates or returns that may need to be accounted for in the three (3) prior month’s Net Sales, and either Party will reconcile with a payment to the other Party within thirty (30) days of the discovery.”

4. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A to the Agreement which is attached hereto.

5. Except as specifically amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS of the agreement to the terms and conditions contained herein, the Parties have caused the following signatures to be affixed hereto as of the date first set forth above:

MYLAN PHARMACEUTICALS INC.	INSYS THERAPEUTICS, INC.

BY: /s/ Anthony Mauro	BY: /s/ Michael L. Babich
PRINT NAME: Anthony Mauro	PRINT NAME: Michael L. Babich
TITLE: President NA, MPI	TITLE: Chief Executive Officer

APPROVED AS TO FORM

MYLAN LEGAL DEPT.

DATE:    3/13/12

BY:    /s/ MLD

781 Chestnut Ridge Road • Morgantown, WV 26505 • (800) RX-MYLAN • Fax: (304) 598-3232            2

SCHEDULE A

PRODUCT

Product (Bulk Capsules)	Price Per […***…] Capsules*
Dronabinol Capsules USP 2.5mg	$[…***…]
Dronabinol Capsules USP 5mg	$[…***…]
Dronabinol Capsules USP 10mg	$[…***…]

*Note — Product pricing will be subject to annual adjustment on at least sixty (60) days written notice from Insys to Mylan, given prior to May 1 of each calendar year. Such pricing adjustment will be effective July 1st of each calendar year, starting with July 1st, 2012. The pricing adjustment will be limited to the percentage increase in the ‘Producer’s Price Index’ (“PPI”) Pharmaceutical Preparations Manufacturing (Series ID: PCU325412325412), not seasonally adjusted, as published by the US Department of Labor, Bureau of Statistics.

The price of the bulk capsules will be added to the cost of packaging per the table below to reach the total transfer price per […***…] capsules:

Total Batches Ordered	Strength	Price Per […***…] Count Bottle
[***]	Any strength combination	$[***]
[***]	5mg	$[***]
[***]	10mg	$[***]

The minimum annual order quantity is […***…] bottles of […***…] capsules.

781 Chestnut Ridge Road • Morgantown, WV 26505 • (800) RX-MYLAN • Fax: (304) 598-3232            3

***Confidential Treatment Requested